UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously disclosed in the Current Report on Form 8-K filed by United Fire Group, Inc. (the “Company”) on June 6, 2024, the Company entered into a Master Note Purchase Agreement (“Note Purchase Agreement”) dated as of May 31, 2024 by and between the Company, Ares Management, LLC (“Ares”) as the lead investor (including several affiliate investors of Ares), American Republic Insurance Company and Illinois Casualty Company (collectively, the “Purchasers”). Pursuant to the Note Purchase Agreement, the Company issued senior unsecured notes in the principal amount of $70,000,000 (the “Series A Notes”).
On July 10, 2025, pursuant to a supplement to the Note Purchase Agreement, the Company completed an additional private placement of $30,000,000 aggregate principal of senior unsecured notes with a maturity date of May 31, 2039 (the “Series B Notes”). The Series B Notes is exclusively between the Company and an affiliate of Ares, Aspida Life Insurance Company, as the sole investor. The terms of the Series B Notes are identical to the Series A Notes. Capitalized terms used herein without definitions are used as defined in the Note Purchase Agreement or in the supplement to the Note Purchase Agreement.
The proceeds of the Notes will be contributed to the Company’s insurance subsidiaries in order to fund anticipated growth and for general corporate purposes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.
On July 10, 2025, the Company issued a press release announcing the completion of the Offering, which is furnished as Exhibit 99.1 hereto.The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 10.1	Master Note Purchase Agreement, dated as of May 31, 2024, by and among the Company and the Purchasers*
Exhibit 10.2	Supplement to Master Note Purchase Agreement, dated as of June 10, 2025
Exhibit 99.1	Press release of United Fire Group, Inc. dated July 10, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Portions of this exhibit have been omitted pursuant to Item 601 of Regulation S-K.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	July 10, 2025	/s/ Kevin J. Leidwinger
Kevin J. Leidwinger, Chief Executive Officer
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